                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 22, 2003

                     Merrill Lynch Mortgage Investors, Inc.
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                 (Exact name of registrant specified in Charter)

              Delaware           333-106175            13-3416059
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           (State or other      (Commission          (IRS Employer
           jurisdiction of      File Number)      Identification No.)
           incorporation)

           4 World Financial Center, 10th Floor
                       New York, NY                      10080
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       (Address of principal executive offices)        Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-1000

                                 Not Applicable
         (Former name and former address, if changed since last report)

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ITEM 2.           Acquisition or Disposition of Assets: General.

         On December 22, 2003, Merrill Lynch Mortgage Investors, Inc. issued its Merrill Lynch Mortgage Investors Trust Series MLCC 2003-H Mortgage Pass-Through Certificates, such series representing interests in a pool of adjustable rate conventional one- to four-family mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated July 3, 2003, as supplemented by the prospectus supplement dated December 18, 2003 (collectively, the "Prospectus").

         The Class A Certificates consist of the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3A Certificates, the Class A-3B Certificates and the Class A-R Certificate. The Class X Certificates consist of the Class X-A-1 Certificates, the Class X-A-2 Certificates and the Class X-B Certificates. The Class B Certificates consist of the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates, the Class B-5 Certificates and the Class B-6 Certificates.

         The Certificates represent beneficial ownership interests in the Trust Fund. The Trust Fund consists of the Mortgage Pool and certain other property described in the Prospectus.

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ITEM 7.           Financial Statements and Exhibits

                  (c)      Exhibits

Item 601(a)
of Regulation S-K

Exhibit No.                      Description
----------   ----------------------------------------------------
4.1          Trust Agreement between Merrill Lynch Mortgage
             Investors, Inc., as depositor, and Wells Fargo
             Bank Minnesota, National Association, as trustee,
             dated as of December 1, 2003, for Merrill Lynch Mortgage
             Investors Trust Series MLCC 2003-H Mortgage
             Pass-Through Certificates.

99.1         Master Mortgage Loan Purchase Sale Agreement (the
             "MLCC Master Purchase Agreement"), dated as of April
             1, 1998, between Merrill Lynch Credit Corporation, as Seller and RWT Holdings, Inc., as Purchaser.

99.2         Amendment No. 1 to the MLCC Master Purchase
             Agreement, dated December 14, 1999, between Merrill
             Lynch Credit Corporation, as Seller and RWT
             Holdings, Inc., as Purchaser.

99.3         Amendment No. 2 to the MLCC Master Purchase
             Agreement, dated September 1, 2002, between Merrill
             Lynch Credit Corporation, as Seller and RWT
             Holdings, Inc., as Purchaser.

99.4         Amendment No. 3 to the MLCC Master Purchase
             Agreement, dated June 26, 2003, between Merrill
             Lynch Credit Corporation, as Seller and RWT
             Holdings, Inc., as Purchaser.

99.5         Amendment No. 4 to the MLCC Master Purchase
             Agreement, dated July 29, 2003, between Merrill
             Lynch Credit Corporation, as Seller and RWT
             Holdings, Inc., as Purchaser.

99.6         Amendment No. 5 to the MLCC Master Purchase
             Agreement, dated August 28, 2003, between Merrill
             Lynch Credit Corporation, as Seller and RWT
             Holdings, Inc., as Purchaser.

99.7         Amendment No. 6 to the MLCC Master

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
             Purchase Agreement, dated September 25, 2003, between
             Merrill Lynch Credit Corporation, as Seller and RWT
             Holdings, Inc., as Purchaser.

99.8         Amendment No. 7 to the MLCC Master Purchase
             Agreement, dated December 22, 2003, between Merrill
             Lynch Credit Corporation, as Seller and RWT
             Holdings, Inc., as Purchaser.

99.9 Assignment, Assumption And Recognition Agreement for the MLCC Master Purchase Agreement, dated as of December 22, 2003, among RWT Holdings, Inc., as
             Assignor, Sequoia Residential Funding, Inc., as
             Assignee and Merrill Lynch Credit Corporation, as
             Seller.

99.10 Assignment, Assumption And Recognition Agreement for the MLCC Master Purchase Agreement, dated as of December 22, 2003, among Sequoia Residential
             Funding, Inc., as Assignor, Merrill  Lynch Mortgage
             Investors, Inc., as Assignee and Merrill Lynch
             Credit Corporation, as Seller.

99.11 Assignment, Assumption And Recognition Agreement for the MLCC Master Purchase Agreement, dated as of December 22, 2003, among Merrill Lynch Mortgage
             Investors, Inc., as Assignor, Wells Fargo Bank
             Minnesota, National Association, in its capacity as Trustee of the Trust Fund, as Assignee and Merrill
             Lynch Credit Corporation, as Seller.

99.12        Mortgage Loan Purchase Agreement, dated as of
             December 1, 2003, among Merrill Lynch Mortgage
             Investors, Inc., Sequoia Residential Funding, Inc.
             and RWT Holdings, Inc.

99.13        Mortgage Loan Flow Purchase, Sale & Servicing
             Agreement (the "Sale & Servicing Agreement"), dated as of August 1, 2002, among RWT Holdings, Inc., as
             Purchaser, Cendant Mortgage Corporation and Bishop's
             Gate Residential Mortgage Trust (formerly known as
             Cendant Residential Mortgage Trust), as Sellers and
             Redwood Trust, Inc., as Guarantor

99.14        Additional Collateral Servicing Agreement (the
             "Collateral Servicing Agreement"), dated as of

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
             August 1, 2002, among Cendant Mortgage Corporation, as Servicer, RWT Holdings, Inc., as Purchaser and
             Redwood Trust, Inc., as Guarantor.

99.15 Assignment, Assumption And Recognition Agreement for the Sale & Servicing Agreement and the Collateral
             Servicing Agreement, dated as of December 22, 2003, among RWT Holdings, Inc., as Assignor, Sequoia
             Residential Funding, Inc., as Assignee and Cendant
             Mortgage Corporation, as Servicer.

99.16 Assignment, Assumption And Recognition Agreement for the Sale & Servicing Agreement and the Collateral
             Servicing Agreement, dated as of December 22, 2003, among Sequoia Residential Funding, Inc., as
             Assignor, Merrill Lynch Mortgage Investors, Inc., as
             Assignee and Cendant Mortgage Corporation, as
             Servicer.

99.17 Assignment, Assumption And Recognition Agreement for the Sale & Servicing Agreement and the Collateral
             Servicing Agreement, dated as of December 22, 2003, among Merrill Lynch Mortgage Investors, Inc., as
             Assignor, Wells Fargo Bank Minnesota, National
             Association, in its capacity as Trustee of the Trust
             Fund, as Assignee and Cendant Mortgage Corporation, as Servicer.

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           MERRILL LYNCH MORTGAGE INVESTORS, INC.

Date: January 6, 2004

                           By: /s/ Matthew Whalen
                               ------------------
                           Name: Matthew Whalen
                           Title: President

                                INDEX TO EXHIBITS

Exhibit No.                           Description
----------   --------------------------------------------------------------
4.1          Trust Agreement between Merrill Lynch Mortgage Investors, Inc., as depositor, and Wells Fargo Bank Minnesota, National Association, as
             trustee, dated as of December 1, 2003, for Merrill Lynch
             Mortgage Investors Trust Series MLCC 2003-H Mortgage
             Pass-Through Certificates.

99.1         Master Mortgage Loan Purchase Sale Agreement (the "MLCC Master
             Purchase Agreement"), dated as of April 1, 1998, between
             Merrill Lynch Credit Corporation, as Seller and RWT Holdings,
             Inc., as Purchaser.

99.2         Amendment No. 1 to the MLCC Master Purchase Agreement, dated
             December 14, 1999, between Merrill Lynch Credit Corporation, as Seller and RWT Holdings, Inc., as Purchaser.

99.3         Amendment No. 2 to the MLCC Master Purchase Agreement, dated
             September 1, 2002, between Merrill Lynch Credit Corporation, as Seller and RWT Holdings, Inc., as Purchaser.

99.4         Amendment No. 3 to the MLCC Master Purchase Agreement, dated
             June 26, 2003, between Merrill Lynch Credit Corporation, as
             Seller and RWT Holdings, Inc., as Purchaser.

99.5         Amendment No. 4 to the MLCC Master Purchase Agreement, dated
             July 29, 2003, between Merrill Lynch Credit Corporation, as
             Seller and RWT Holdings, Inc., as Purchaser.

99.6         Amendment No. 5 to the MLCC Master Purchase Agreement, dated
             August 28, 2003, between Merrill Lynch Credit Corporation, as
             Seller and RWT Holdings, Inc., as Purchaser.

99.7         Amendment No. 6 to the MLCC Master Purchase Agreement, dated
             September 25, 2003, between Merrill Lynch Credit Corporation, as Seller and RWT Holdings, Inc., as Purchaser.

99.8         Amendment No. 7 to the MLCC Master Purchase Agreement, dated
             December 22, 2003, between Merrill Lynch Credit Corporation, as Seller and RWT Holdings, Inc., as Purchaser.

99.9         Assignment, Assumption And Recognition Agreement for the MLCC
             Master Purchase Agreement, dated as of December 22, 2003, among RWT Holdings, Inc., as Assignor, Sequoia Residential
             Funding, Inc., as Assignee and Merrill Lynch Credit
             Corporation, as Seller.

99.10        Assignment, Assumption And Recognition Agreement for the MLCC
             Master Purchase Agreement, dated as of December 22, 2003, among Sequoia Residential Funding, Inc., as Assignor, Merrill
             Lynch

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
             Mortgage Investors, Inc., as Assignee and Merrill Lynch Credit
             Corporation, as Seller.

99.11        Assignment, Assumption And Recognition Agreement for the MLCC
             Master Purchase Agreement, dated as of December 22, 2003, among Merrill Lynch Mortgage Investors, Inc., as Assignor,
             Wells Fargo Bank Minnesota, National Association, in its capacity as Trustee of the Trust Fund, as Assignee and Merrill
             Lynch Credit Corporation, as Seller.

99.12        Mortgage Loan Purchase Agreement, dated as of December 1,
             2003, among Merrill Lynch Mortgage Investors, Inc., Sequoia
             Residential Funding, Inc. and RWT Holdings, Inc.

99.13        Mortgage Loan Flow Purchase, Sale & Servicing Agreement (the
             "Sale & Servicing Agreement"), dated as of August 1, 2002, among RWT Holdings, Inc., as Purchaser, Cendant Mortgage
             Corporation and Bishop's Gate Residential Mortgage Trust
             (formerly known as Cendant Residential Mortgage Trust), as
             Sellers and Redwood Trust, Inc., as Guarantor

99.14        Additional Collateral Servicing Agreement (the "Collateral
             Servicing Agreement"), dated as of August 1, 2002, among
             Cendant Mortgage Corporation, as Servicer, RWT Holdings, Inc., as Purchaser and Redwood Trust, Inc., as Guarantor.

99.15        Assignment, Assumption And Recognition Agreement for the Sale
             & Servicing Agreement and the Collateral Servicing Agreement, dated as of December 22, 2003, among RWT Holdings, Inc., as
             Assignor, Sequoia Residential Funding, Inc., as Assignee and
             Cendant Mortgage Corporation, as Servicer.

99.16        Assignment, Assumption And Recognition Agreement for the Sale
             & Servicing Agreement and the Collateral Servicing Agreement, dated as of December 22, 2003, among Sequoia Residential
             Funding, Inc., as Assignor, Merrill Lynch Mortgage Investors,
             Inc., as Assignee and Cendant Mortgage Corporation, as
             Servicer.

99.17        Assignment, Assumption And Recognition Agreement for the Sale
             & Servicing Agreement and the Collateral Servicing Agreement, dated as of December 22, 2003, among Merrill Lynch Mortgage
             Investors, Inc., as Assignor, Wells Fargo Bank Minnesota,
             National Association, in its capacity as Trustee of the Trust
             Fund, as Assignee and Cendant Mortgage Corporation, as
             Servicer.